                        SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT (this "Second Amendment"), dated as of June 30, 1998, is among AKORN, INC., a corporation organized under the laws of the State of Louisiana ("Akorn"), TAYLOR PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Illinois ("Taylor"; collectively with Akorn, the "Borrowers", and each a "Borrower") and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender"), and shall amend that certain Credit Agreement dated as of December 29, 1997 among the Borrowers and the Lender, as previously amended by a First Amendment thereto dated as of March 27, 1998 (the "Credit Agreement").

                               W I T N E S S E T H :

     WHEREAS, the Borrowers and the Lender are parties to the Credit Agreement; and

     WHEREAS, the Borrowers and the Lender desire to amend the Credit Agreement in certain respects as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:


1.   AMENDMENT TO THE CREDIT AGREEMENT.

     1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Credit Agreement.

     1.2 INCREASE IN COMMITMENT. The definition of "Commitment" in Section 1.1 is hererby amended by deleting the amount "Fifteen Million United States Dollars ($15,000,000)" appearing therein and substituting therefor the amount "Twenty-Five Million United States Dollars ($25,000,000)".

     1.3  FED FUNDS MARGIN. The definition of "Federal Funds Rate" in Section
1.1 is hereby amended by inserting the phrase "one eighth of one percent (1/8%), plus (c)" immediately following "(b)" and prior to "the Applicable Percentage" in the last line thereof.

     1.4 LIBOR INTEREST PERIODS. Item (5) in the definition of "LIBOR Period" in Section 1.1 is hereby amended by deleting the number "five (5)" appearing in the last line thereof and substituting therefor the number "eight (8)".

     1.5 NEW NOTE. The Loan shall be evidenced by a new promissory note (the "New Note") of the Borrowers, substantially in the form of Exhibit A hereto, dated as of June 30, 1998, payable to the order of the Lender. The New Note constitutes a renewal and restatement of, and a replacement and substitute for, the $15,000,000 Note of the Borrowers payable to the Lender and dated as if December 29, 1997 (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein or in the New Note shall be deemed to constitute a payment, settlement or novation of the Original Note or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness. The term "Note", wherever used in the Credit Agreement with respect to the note evidencing the Loan, shall be deemed to refer to the New Note. The form of Note appearing in Exhibit B to the Credit Agreement is hereby deleted and replaced in its entirety by the form of Note appearing as Exhibit A hereto.

2.   REPRESENTATIONS AND WARRANTIES.

     The Borrowers hereby remake, as at the date of execution hereof, all of the representations and warranties set forth in Section 4 of the Credit Agreement as amended hereby and additionally represents and warrants that: (a) the borrowings under the Credit Agreement as amended hereby, the execution and delivery by the Borrowers of this Second Amendment and the performance by the Borrowers of their obligations under this Second Amendment and the Credit Agreement as amended hereby are within the Borrowers' corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of either of the Borrowers or any subsidiary or of any agreement binding upon the Borrowers or any subsidiary; and (b) no Default or Event of Default under the Credit Agreement as amended hereby has occurred and is continuing on the date of execution hereof.

3.   CONDITIONS OF EFFECTIVENESS.

The effectiveness of this Second Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrowers, and in such number of signed counterparts as the Lender may request:

     (a)  SECOND AMENDMENT. This Second Amendment;

     (b) AUTHORIZING RESOLUTIONS. Copies, certified by the Secretary or an Assistant Sectretary of each Borrower, of Resolutions of the Boards of Directors of each Borrower authorizing the execution and delivery by the duly authorized officers of each Borrower of this Second Amendment, the New Note and any related documents and instruments, and the performance by each Borrower of its obligations thereunder.

     (c) BRING-DOWN STATEMENT. A signed statement on behalf of each Borrower certifying that the incumbency certificates of each Borrower, delivered to Lender pursuant to the Credit Agreement, setting forth the signature and incumbency of each person authorized to execute the Loan Documents, including any amendments thereto, remain true, accurate, correct and complete.

     (d)  MISCELLANEOUS.  Such other documents as the Lender may request.

4.   MISCELLANEOUS.

     4.1 COUNTERPARTS. This Second Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     4.2 SUCCESSORS AND ASSIGNS. This Second Amendment and the Credit Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrowers, the Lender and their respective successors and assigns, except that the Borrowers may not transfer or assign any of its rights or interest hereunder or thereunder without the prior written consent of the Lender.

     4.3 CAPTIONS. Captions in this Second Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     4.4 FEES. The Borrowers agree to pay or reimburse the Lender for all reasonable costs and expenses of preparing and seeking advice in regard to this Second Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy).

     4.5 GOVERNING LAW. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS FIRST AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND BORROWERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS AND PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF

PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR THREE
(3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     4.6 AMENDMENT TO CREDIT AGREEMENT. This Second Amendment shall be deemed to be an amendment to the Credit Agreement. All references to the Credit Agreement in any other document or instrument shall be deemed to refer to the Credit Agreement as previously amended and amended hereby. As hereby amended, the Credit Agreement is hereby ratified and confirmed in each and every respect.

     IN WITNESS WHEREOF, the parties heretohave caused this First Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                       AKORN, INC.,
                                       a Louisiana corporation

                                       By: ________________________________
                                       Name: ______________________________
                                       Title: _______________________________


                                       TAYLOR PHARMACEUTICALS, INC.,
                                       an Illinois corporation

                                       By: ________________________________
                                       Name: ______________________________
                                       Title: _______________________________


                                       THE NORTHERN TRUST COMPANY
                                       an Illinois banking corporation

                                       By: ________________________________
                                       Name: ______________________________
                                       Title: _______________________________

                            EXHIBIT A TO SECOND AMENDMENT

                                       NOTE


$25,000,000                                                   Chicago, Illinois
                                                                  June 30, 1998


     FOR VALUE RECEIVED, the undersigned, AKORN, INC., a Louisiana corporation ("AKORN"), and TAYLOR PHARMACEUTICALS, INC., an Illinois corporation ("TAYLOR"), jointly and severally, promise to pay to the order of THE NORTHERN TRUST COMPANY (the "Lender") on or before December 29, 1999, the principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or the amount outstanding as endorsed on the grid attached to this Note (or recorded in the Lender's books and records, if the Lender is the holder hereof). Such endorsement or recording by the Lender shall, absent manifest error, be rebuttably presumptive evidence of the principal balance due on this Note.

     This Note evidences indebtedness incurred under that certain Credit Agreement, dated as of December 29, 1997, as amended by a First Amendment thereto dated as of March 27, 1998, and a Second Amendment thereto dated as of June 30, 1998 (as the same may be subsequently further amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among Akorn, Taylor and the Lender, to which agreement reference is hereby made for a statement of its terms and provisions, including those under which this Note may be paid prior to its due date or have its due date accelerated, and pursuant to which the applicable interest rate herein set forth may be reduced. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. This Note constitutes a renewal and restatement of, and a replacement and substitute for, the Note dated as of December 29, 1997, of the undersigned payable to the order of the Lender in the principal amount of $15,000,000 (the "Original Note"). The indebtedness under the Original Note is continuing indebtedness hereunder, and nothing herein shall be deemed to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     Unless or until this Note shall sooner become due and payable, whether by acceleration or otherwise, the principal amount outstanding hereunder shall be paid in accordance with the terms and conditions of the Credit Agreement. The unpaid principal amount of this Note from time to time outstanding shall bear interest from the date of this Note at the rate per annum set forth in the Credit Agreement. Accrued interest on this Note shall be payable in accordance with the terms of the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest on this Note shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     Subject to the terms and conditions of the Credit Agreement, the undersigned agree to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in attempting to collect any amounts payable hereunder. The undersigned irrevocably waive presentment, protest, demand and notice of any kind in connection herewith.

     This Note is made under and governed by the internal laws of the State of Illinois (without regard to conflict of laws provisions thereof), and shall be deemed to have been executed in the State of Illinois.

                                       AKORN, INC.,
                                       a Louisiana corporation

                                       By: ________________________________
                                       Title: _______________________________


                                       TAYLOR PHARMACEUTICALS, INC.,
                                       an Illinois corporation

                                       By: ________________________________
                                       Title: _______________________________

Schedule attached to Note dated as of June 30, 1998 of AKORN, INC. and TAYLOR PHARMACEUTICALS, INC., payable to the order of THE NORTHERN TRUST COMPANY.

                           LOANS AND PRINCIPAL PAYMENTS

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                                Type of Loan      Amount of  Unpaid
                 Amount of      & Applicable      Principal  Principal  Notation
    Date         Loan Made      Interest Rate     Repaid     Balance    Made by
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

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

The aggregate unpaid principal amount shown on this schedule shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or under this Note to repay the principal amount of the loan together with all interest accruing thereon.